UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 30, 2025

ePlus inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34167	54-1817218
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13595 Dulles Technology Drive
Herndon, Virginia 20171-3413
(Address of principal executive offices, including zip code)

(703) 984-8400
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	PLUS	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On June 30, 2025, ePlus inc., a Delaware corporation (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) disclosing that the Company had completed the sale of 100% of the membership interests of Expo Holdings, LLC, a Delaware limited liability company and a wholly-owned subsidiary of the Company (“HoldCo”), thereby selling the Company’s domestic subsidiaries comprising the majority of the Company’s financing business segment, to Marlin Leasing Corporation, a Delaware corporation (“Buyer”), pursuant to that certain Membership Interest Purchase Agreement (the “Purchase Agreement”), dated June 20, 2025, by and among Buyer, the Company and HoldCo (the “Transaction”).

This Amendment No. 1 to the Original Report (this “Amendment”) is being filed for the purpose of satisfying the Company’s undertaking to file the pro forma financial information required by Item 9.01 of Form 8-K, and this Amendment should be read in conjunction with the Original Report. Except as set forth herein, no modifications have been made to the information contained in the Original Report.

Item 9.01	Financial Statements and Exhibits.

(b)	Pro Forma Financial Information

Attached as Exhibit 99.2 hereto and incorporated by reference is the unaudited pro forma financial information of the Company giving effect to the Transaction.

Cautionary Language Concerning Forward-Looking Statements

This Amendment contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “may,” “will,” “should,” “expects,” “intends,” “projects,” “plans,” “believes,” “estimates,” “targets,” “anticipates,” and other similar words or expressions, or the negative thereof, generally can be used to help identify these forward-looking statements. Examples of forward-looking statements include statements relating to the anticipated benefits of the Transaction, which is subject to a number of post-closing adjustments; our ability to earn and/or receive the holdback premium and earn-out payments, if any; and any other statement that does not directly relate to any historical or current fact. Forward-looking statements are based on expectations and assumptions that we believe to be reasonable when made, but that may not prove to be accurate. Forward-looking statements are not guarantees and are subject to risks, uncertainties, and changes in circumstances that are difficult to predict. Many factors could cause actual results to differ materially and adversely from these forward-looking statements. Among these factors are risks related to general conditions in the economy and our industry, including those due to regulatory changes, the post-closing performance of HoldCo and related entities, as operated by Buyer after the closing, and other important factors disclosed previously and from time to time in the Company’s filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and Current Reports on Form 8-K.

All information set forth in this Amendment is current as of the date of this release and the Company undertakes no duty or obligation to update this information either as a result of new information, future events or otherwise, except as required by applicable U.S. securities law.

(d)	Exhibits

Exhibit No.	Description
99.2	Unaudited Pro Forma Financial Information of ePlus inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ePlus inc.
By: /s/ Elaine D. Marion
Elaine D. Marion
Chief Financial Officer

Date: July 7, 2025